AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT
This AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 22, 2019 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 2, 2017 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 30, 2018, as further amended by Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 13, 2018, and as further amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement to permit certain equity forward transactions; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to do so on the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by amending and restating Section 6.05 in its entirety as follows:
“Section 6.05     Swap Agreements. The Borrower will not, and will not permit the Company or any of their respective Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company, the Borrower or any of their respective Subsidiaries, (b) non-speculative Swap Agreements entered into with a Hedge Bank, to hedge or mitigate risks to which the Company, the Borrower or any of their respective Subsidiaries has actual or anticipated exposure (other than those in respect of Equity Interests of the Company, the Borrower or any of their respective Subsidiaries), and (c) Swap Agreements relating to forward sales of the common stock of the Company (or the Parent Company), that are covered by an effective registration statement of the Company (or the Parent Company) filed with the SEC (including any prospectus related thereto), and which otherwise comply with any other applicable provisions of this Agreement (including with respect to the settlement of and the proceeds from such Swap Agreement).”

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment will become effective on the date (such date, the “Third Amendment Effective Date”) the following conditions are satisfied or waived:
(i)    Receipt by the Administrative Agent of executed signature pages to this Amendment from (1) the Borrower, (2) the Guarantors, and (3) the Required Lenders;
(ii)     Receipt by the Administrative Agent of all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent (including but not limited to reasonable and documented legal fees and expenses) in connection with this Amendment and receipt by the Administrative Agent of evidence of receipt of all other applicable fees payable on the Third Amendment Effective Date. All fees paid hereunder shall be nonrefundable, paid in immediately available funds, and shall not be subject to reduction by way of setoff, counterclaim or otherwise; and
(iii)    No Default or Event of Default exists on the Third Amendment Effective Date.
SECTION 1.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:
(i)    the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(ii)    the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any material indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);
(iii)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iv)    the representations and warranties made or deemed made by the Loan Parties in the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents;
(v)    no Default or Event of Default has occurred and is continuing; and
(vi)    as of the Third Amendment Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Third Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects.
SECTION 2.    ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.
(i)    Each of the Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor, as applicable, under the Guaranty and each of the other Loan Documents to which such Guarantor is a party shall not be impaired, and the Guaranty and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
(ii)    Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.
(iii)    Each of the Guarantors acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 3.    MISCELLANEOUS.
(i)    Reference to and Effect on the Loan Documents.
(A)     On and after the date hereof, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment.
(B)    Except as specifically amended by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(C)    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.
(D)    Nothing in this Amendment shall be interpreted as, or deemed to entitle the Borrower or any other Loan Party to, an amendment, waiver, consent or other modification of any of the terms, conditions, obligations, covenants, representations, warranties, agreements or other provisions contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances after the date hereof
(E)    This Amendment shall constitute a Loan Document under the Credit Agreement.
(ii)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(iii)    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(iv)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
FOUR CORNERS OPERATING
PARTNERSHIP, LP
By: FOUR CORNERS GP, LLC, its general partner

By:__/s/ Gerald Morgan___________________
Name:    Gerald Morgan
Title:    President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:__/s/ Mindy R. Ginsburg ______________
Name:    Mindy R. Ginsburg
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By:__/s/ Mindy R. Ginsburg ______________
Name:    Mindy R. Ginsburg
Title:    Vice President

BANK OF AMERICA, N.A, as Lender

By:__/s/ Kyle Pearson_____________________
Name:    Kyle Pearson
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:_/s/ Steven L. Sawyer________________
Name:    Steven L. Sawyer
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:__/s/ Maureen S. Malphus ______________
Name:    Maureen S. Malphus
Title:    Vice President

FIFTH THIRD BANK,
as Lender

By:__/s/ John A. Marian ________________
Name:    John A. Marian
Title:    SVP

GOLDMAN SACHS BANK USA,
as Lender

By:_/s/ Jamie Minieri ____________________
Name:    Jamie Minieri
Title:    Authorized Signatory

RAYMOND JAMES BANK, N.A.,
as Lender

By:_/s/ Matt Stein ________________________
Name:    Matt Stein
Title:    Senior Vice President

MORGAN STANLEY BANK, N.A.,
as Lender

By:_/s/ Cindy Tse ______________________
Name:    Cindy Tse
Title:    Authorized Signatory

SEASIDE NATIONAL BANK & TRUST,
as Lender

By:_/s/ Dave Robinson ____________________
Name:    Dave Robinson
Title:    Chief Credit Officer

BARCLAYS BANK PLC,
as Lender

By:__/s/ Jake Lam __________________
Name:    Jake Lam
Title:    Assistant Vice President

AMERICAN SAVINGS BANK, F.S.B.,
as Lender

By:_/s/ Kyle J. Shelly_____________________
Name:    Kyle J. Shelly
Title:    First Vice President

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Amendment.
FOUR CORNERS PROPERTY TRUST, INC.,
a Maryland corporation

By:__/s/ Gerald R. Morgan ___________________
Name:    Gerald R. Morgan
Title:    Chief Financial Officer

FOUR CORNERS GP, LLC,
a Delaware limited liability company

By:__/s/ Gerald R. Morgan _________________
Name:    Gerald R. Morgan
Title:    President and Treasurer